HEDEKER STRATEGIC APPRECIATION FUND

SCHEDULE OF INVESTMENTS

May 31, 2020 (Unaudited)

CONVERTIBLE CORPORATE BONDS — 75.83%	Principal Amount	Fair Value

Communication Services — 5.23%
Liberty Media Corporation, 2.25%, 9/30/2046	$2,000,000	$967,000
Liberty Media Corporation - Formula One Group, 1.00%, 1/30/2023	1,000,000	1,130,882
Twitter, Inc., 1.00%, 9/15/2021	500,000	486,488
Twitter, Inc., 0.25%, 6/15/2024	500,000	478,098
		3,062,468
Consumer Discretionary — 5.49%
Carriage Services, Inc., 2.75%, 3/15/2021(a)	300,000	315,342
Quotient Technology, Inc., 1.75%, 12/1/2022	1,000,000	898,800
Trip.com Group Ltd., 1.00%, 7/1/2020	2,000,000	2,003,848
		3,217,990
Consumer Staples — 2.09%
Herbalife Nutrition Ltd., 2.63%, 3/15/2024	1,250,000	1,223,270

Financials — 11.47%
Apollo Commercial Real Estate Finance, Inc., 5.38%, 10/15/2023	500,000	360,313
Ares Capital Corporation, 3.75%, 2/1/2022	1,000,000	974,306
Ares Capital Corporation, 4.63%, 3/1/2024	750,000	712,031
Hannon Armstrong Sustainable Infrastructure Capital, Inc., 4.13%, 9/1/2022	1,000,000	1,178,184
New Mountain Finance Corporation, 5.75%, 8/15/2023	1,000,000	899,597
Prospect Capital Corporation, 4.95%, 7/15/2022	1,000,000	913,959
Prospect Capital Corporation, 6.38%, 3/1/2025	1,000,000	854,058
Redwood Trust, Inc., 4.75%, 8/15/2023	1,000,000	825,905
		6,718,353
Health Care — 23.64%
Collegium Pharmaceutical, Inc., 2.63%, 2/15/2026	250,000	253,641
CONMED Corporation, 2.63%, 2/1/2024	1,000,000	1,065,263
Exact Sciences Corporation, 0.38%, 3/15/2027	1,000,000	1,018,277
Illumina, Inc., 0.00%, 8/15/2023	500,000	540,648
Illumina, Inc., 0.50%, 9/12/2026	500,000	735,047
Insmed, Inc., 1.75%, 1/15/2025	1,000,000	944,336
Jazz Investments I Ltd., 1.88%, 8/15/2021	500,000	490,880
Jazz Investments I Ltd., 1.50%, 8/15/2024	500,000	462,726
Mesa Laboratories, Inc., 1.38%, 8/15/2025	1,000,000	1,119,827
NeoGenomics, Inc., 1.25%, 5/1/2025	1,500,000	1,496,121
Neurocrine Biosciences, Inc., 2.25%, 5/15/2024	1,000,000	1,678,045
Pacira BioSciences, Inc., 2.38%, 4/1/2022	1,000,000	1,034,622
Repligen Corporation, 0.38%, 7/15/2024	1,000,000	1,294,621

Retrophin, Inc., 2.50%, 9/15/2025	1,000,000	771,716
Vocera Communiciations, Inc., 1.50%, 5/15/2023	1,000,000	942,997
		13,848,767
Industrials — 1.44%
Team, Inc., 5.00%, 8/1/2023	1,385,000	845,289

Information Technology — 26.47%
Akamai Technologies, Inc., 0.13%, 5/1/2025	1,500,000	1,862,934
Altair Engineering, Inc., 0.25%, 6/1/2024	1,000,000	1,046,070
Guidewire Software, Inc., 1.25%, 3/15/2025	1,000,000	1,116,762
II-VI, Inc., 0.25%, 9/1/2022	1,250,000	1,475,793
Liberty Interactive LLC, 4.00%, 11/15/2029	1,350,000	907,875
New Relic, Inc., 0.50%, 5/1/2023	1,000,000	953,353
Nuance Communications, Inc., 1.00%, 12/15/2035	1,000,000	1,099,594
Nutanix, Inc., 0.00%, 1/15/2023	1,000,000	886,983
Pure Storage, Inc., 0.13%, 4/15/2023	1,000,000	988,924
Rapid7, Inc., 1.25%, 8/1/2023	1,000,000	1,304,980
Square, Inc., 0.50%, 5/15/2023	1,000,000	1,251,516
Verint Systems, Inc., 1.50%, 6/1/2021	1,000,000	1,000,737
Wix.com Ltd., 0.00%, 7/1/2023	1,000,000	1,612,279
		15,507,800
Total Convertible Corporate Bonds (Cost $44,759,362)		44,423,937

CONVERTIBLE PREFERRED STOCKS — 13.90%	Shares

Financials — 5.06%
Bank of America Corp., Series L, 7.25%	1,000	1,365,500
Capitala Finance Corporation, 5.75%	33,203	630,857
Great Ajax Corporation, 7.25%	20,196	464,912
Ready Capital Corporation, 7.00%	28,537	503,678
		2,964,947
Industrials — 1.39%
Fortive Corporation, Series A, 5.00%	1,000	812,510

Materials — 1.64%
International Flavors & Fragrances, Inc., 6.00%	20,000	960,800

Real Estate — 1.53%
RLJ Lodging Trust, Series A, 7.80%	40,000	896,000

Utilities — 4.28%
Nextera Energy, Inc., 4.87%	40,000	2,029,600
Southern Company (The), Series 2019, 6.75%	10,000	479,300
		2,508,900

Total Convertible Preferred Stocks (Cost $9,001,243)		8,143,157

MONEY MARKET FUNDS - 9.33%

Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.12%(b)	5,468,800	5,468,800

Total Money Market Funds (Cost $5,468,800)		5,468,800

Total Investments — 99.06% (Cost $59,229,405)		58,035,894

Other Assets in Excess of Liabilities — 0.94%		550,488

NET ASSETS — 100.00%		$58,586,382

(a)	Illiquid security. The total fair value of these securities as of May 31, 2020 was $315,342, representing 0.54% of net assets.
(b)	Rate disclosed is the seven day effective yield as of May 31, 2020.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® ("GICS").  The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P").  GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of this schedule of investments.

As of May 31, 2020, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$1,316,191
Gross Unrealized Depreciation	(3,346,620)
Net Unrealized Depreciation	$(2,030,429)

As of May 31, 2020, the aggregate cost of securities for federal income tax purposes was $60,066,323 for the Hedeker Strategic Appreciation Fund.

Hedeker Strategic Appreciation Fund

Notes to the Schedule of Investments

May 31, 2020 (Unaudited)

The Hedeker Strategic Appreciation Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investments Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Discounts and premiums on fixed income securities are accreted or amortized over the life of the respective securities using the effective interest method.

Securities Valuation and Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

• Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Hedeker Strategic Appreciation Fund

Notes to the Schedule of Investments - continued

November 30, 2019 (Unaudited)

In computing the net asset value (“NAV”) of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to the Board of Trustees (the “Board”) approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds and exchange-traded notes, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

In the event that market quotations are not readily available, the Hedeker Wealth LLC (the “Adviser”) determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Capitol Series Trust’s (the “Trust”) Valuation Committee, based on recommendations from a pricing committee comprised of various officers of the Trust, various employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Valuation Procedures, the Pricing Review Committee in making its recommendations are required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Valuation Procedures would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

	Valuation Inputs
Assets (a)	Level 1	Level 2	Level 3	Total
Convertible Corporate Bonds	$-	$44,423,937	$-	$44,423,937
Convertible Preferred Stocks	6,777,657	1,365,500	-	8,143,157
Money Market Funds	5,468,800	-	-	5,468,800
Total	$12,246,457	$45,789,437	$-	$58,035,894

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any assets at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Hedeker Strategic Appreciation Fund

Notes to the Schedule of Investments - continued

November 30, 2019 (Unaudited)

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Restricted and Illiquid Securities – Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”), loan participations and interests in investment companies that are not registered under the Investment Company Act of 1940 (“1940 Act”) (each a “Private Fund”). Illiquid securities are those that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the conversion to cash significantly changing the market value of the investment. The Fund intends to treat interests in Private Funds as illiquid securities. The Fund will not invest greater than 15% of its net assets in illiquid securities. As of May 31, 2020, the Fund held illiquid securities representing 0.54% of net assets.